UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2018

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 3, 2018, Mercer International Inc. (the “Company”), entered into a share purchase agreement (the “Purchase Agreement”) with Marubeni Corporation, Nippon Paper Industries Co., Ltd., and Daishowa North America Corporation (collectively, the “Vendors”), pursuant to which the Company will acquire from the Vendors all of the issued and outstanding shares of Daishowa-Marubeni International Ltd. (“DMI”) in consideration for a purchase price of $359.2 million (C$465 million), which includes minimum working capital of $85.7 million (C$111 million), and is subject to certain customary adjustments (the “Transaction”).

DMI owns 100% of a bleached kraft pulp mill in Peace River, Alberta and a 50% interest in the Cariboo Pulp and Paper Company joint venture, which operates a bleached kraft pulp mill in Quesnel, British Columbia.

The Company and the Vendors have each made customary representations, warranties and covenants under the Purchase Agreement, including the covenant of the Vendors to operate the business of DMI in the ordinary course, consistent with past practice, until closing of the Transaction. Pursuant to the Purchase Agreement, the completion of the Transaction is subject to customary closing conditions, including the receipt of requisite regulatory anti-trust approvals. Each of the Company or the Vendors may terminate the agreement if closing of the Transaction does not occur as of the date that is within 120 days of the Purchase Agreement unless such date is extended in certain circumstances as provided in the Purchase Agreement.

The Company currently expects that closing of the Transaction will occur in the fourth quarter of 2018.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

In connection with entering into the Purchase Agreement, on October 3, 2018, the Company accepted and entered into a Commitment Letter, by and among the Company, Credit Suisse Loan Funding LLC and Credit Suisse AG (the “Commitment Letter”) dated September 30, 2018, pursuant to which Credit Suisse AG has agreed to provide the Company a senior unsecured bridge facility in the principal amount of up to $350.0 million in order to finance the purchase price under the Transaction. The facility is subject to certain customary conditions and is anticipated to be replaced or refinanced by the Company.

ITEM 7.01	REGULATION F-D DISCLOSURE.

On October 3, 2018, the Company issued a press release announcing entry into the Purchase Agreement and the Transaction described in Item 1.01 of this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. The information in such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward looking statements” within the meaning of federal securities laws and is intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. “Forward looking statements” generally can be identified by the use of forward looking terminology such as “assumptions”, “expects”, “anticipates”, “projects”, “intends”, “designed”, “will”, “believes”, “estimates”, “may”, “could”, “plans” (or the negative of other derivatives of each of these terms) or similar terminology and involve unknown risks and uncertainties which may cause the Company’s actual results in future periods to differ materially from forecasted results. The “forward looking statements” include, without limitation, statements regarding the expected completion of the Transaction, expectations regarding the impact of the Transaction on our earnings, our ability to integrate DMI and its operations with our existing business and realize upon potential synergies and capital upgrade opportunities. Among those factors which could cause actual results to differ materially are the following: uncertainties as to the timing of completion of the transaction, our ability to obtain required consents and approvals in connection with the Transaction, we may not realize all or any of the expected synergies, DMI may not be integrated successfully with our business or such integration may be more difficult, time-consuming or costly than expected, capital upgrades may not receive expected results, the highly cyclical nature of our business, raw material costs, our level of indebtedness, competition, foreign exchange and interest rate fluctuations, our use of derivatives, expenditures for capital projects, environmental regulation and compliance, disruptions to our production, market conditions and other risk factors listed from time to time in the Company’s Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

2.1	Share Purchase Agreement, dated October 3, 2018, by and among Mercer International Inc., Marubeni Corporation, Nippon Paper Industries Co., Ltd. and Daishowa North America Corporation.

99.1	Press release, dated October 3, 2018.

Exhibit Index

Exhibit No.	Description

2.1	Share Purchase Agreement, dated October 3, 2018, by and among Mercer International Inc., Marubeni Corporation, Nippon Paper Industries Co., Ltd. and Daishowa North America Corporation.

99.1	Press release, dated October 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David K. Ure
David K. Ure
Chief Financial Officer

Date: October 9, 2018